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                                                                    Exhibit 23.1
                                                                    ------------



                        Consent of Independent Auditors
                        -------------------------------



The Board of Directors
ICG Communications, Inc.:


We consent to the incorporation by reference of our reports included herein. Our reports refer to a change in the method of accounting for long-term telecom services contracts during the year ended September 30, 1996.


                                 KPMG Peat Marwick LLP

Denver, Colorado
January 22, 1998